UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2025

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart) Delaware (CubeSmart, L.P.)	001-32324 000-54462	20-1024732 34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern,

Pennsylvania

19355

(Address of Principal

Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value per share, of CubeSmart	CUBE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company (CubeSmart) ☐

Emerging Growth Company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 3, 2025, CubeSmart (the “Company”) and CubeSmart, L.P., the limited partnership through which the Company owns its assets and conducts its operations (the “Operating Partnership”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with each of Wells Fargo Securities, LLC, Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., BTIG, LLC, Goldman Sachs & Co. LLC, Jefferies LLC, Nomura Securities International, Inc., Regions Securities LLC and Truist Securities, Inc., each as sales agent or principal (except in the case of Nomura Securities International, Inc.) and, if applicable, forward seller (except in the case of BTIG, LLC, in which case the relevant forward seller is Nomura Securities International, Inc. (acting through BTIG, LLC as agent)) (in such capacity, each an “Agent,” and together, the “Agents”), and each of the Forward Purchasers (as defined below), pursuant to which the Company may sell, from time to time, up to an aggregate of 13,510,817 (the “Shares”) of the Company’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”), through the Agents, acting as the Company’s sales agents or, if applicable, as Forward Sellers (as defined below), or directly to the Agents as principals for their own accounts. Pursuant to separate equity distribution agreements by and among the Company, the Operating Partnership, and each of Wells Fargo Securities, LLC, BofA Securities, Inc., BMO Capital Markets Corp., Jefferies LLC and Barclays Capital Inc., dated as of March 4, 2020, the Company previously offered and sold 2,336,481 Common Shares under a prior at-the-market offering program by means of a prospectus supplement dated March 3, 2023 (the “Prior Program”). Upon entry into the Equity Distribution Agreement, the Company terminated the Prior Program. At the time of such termination, 3,510,817 Common Shares remained unsold under the Prior Program.

The Shares sold in the offering will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025 (the “Prospectus Supplement”), and the accompanying base prospectus dated March 3, 2023 forming part of the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-270248) filed with the SEC on March 3, 2023.

The Agents, whether acting as the Company’s sales agents or as Forward Sellers, will use their commercially reasonable efforts to sell the Shares that may be designated by the Company (if acting as the Company’s sales agents) and the Shares borrowed from third parties (if acting as Forward Sellers), in each case on the terms and subject to the conditions of the Equity Distribution Agreement. Sales of the Shares, if any, made through the Agents, as the Company’s sales agents, or as Forward Sellers pursuant to the Equity Distribution Agreement, may be made (i) by any method permitted by law to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including by means of ordinary brokers’ transactions, sales to or through a market maker or through an electronic communications network or sales directly on the New York Stock Exchange, or (ii) by any other method permitted by applicable law and agreed to by the Company in writing, including through an alternative trading system or any other market venue, in the over-the-counter market, and in privately negotiated transactions, including block trades. The Company also may sell Shares to each of the sales agents, as principal for its own account, at a price to be agreed upon at the time of sale. If the Company sells Shares to any of the sales agents, as principal, the Company will enter into a separate sales agreement with such Agent.

The Company or any Agent may at any time suspend an offering of Common Shares pursuant to the terms of the Equity Distribution Agreement. The offering of Common Shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of an aggregate of 13,510,817 Common Shares under the Equity Distribution Agreement (including Common Shares sold by the Company to or through the Agents and borrowed Common Shares sold through the Agents, acting as Forward Sellers) and the Terms Agreements, if any, and (ii) the termination of such Equity Distribution Agreement by the Company, the Agents or the Forward Purchasers as permitted therein.

The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in the Equity Distribution Agreement and also agreed to indemnify the Agents and the Forward Purchasers against certain liabilities, including liabilities under the Securities Act.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of Shares by the Company through the Agents, acting as the Company’s sales agents or as principals, as applicable, the Company also may enter into one or more forward sale agreements (each, a “Forward Sale Agreement”) with each of Wells Fargo Bank, National Association, Bank of America, N.A., Bank of Montreal, Barclays Bank PLC, Goldman Sachs & Co. LLC, Jefferies LLC, Nomura Global Financial Products, Inc., Regions Securities LLC and Truist Bank, as forward purchaser (in such capacity, each a “Forward Purchaser,” and together, the “Forward Purchasers”). In connection with any Forward Sale Agreement, the relevant Forward Purchaser will borrow from third parties and, through the relevant Forward Seller and in accordance with the Equity Distribution Agreement and Forward Sale Agreement, sell a number of Shares equal to the number of Shares that underlie the Forward Sale Agreement to hedge such Forward Purchaser’s exposure under the Forward Sale Agreement. The Company refers to an Agent, when acting in its capacity as sales agent for its associated Forward Purchaser under the Equity Distribution Agreement and any Forward Sale Agreement, individually, as a “Forward Seller” and, collectively, as the “Forward Sellers” (provided that BTIG, LLC is not acting as a Forward Seller).

The Company intends to contribute the net proceeds from any sales of Shares to or through the Agents (as the Company’s sales agents or principals) and the net proceeds, if any, from the settlement of any Forward Sale Agreements to the Operating Partnership in exchange for partnership units of the Operating Partnership. The Operating Partnership intends to use the net proceeds contributed by the Company for general business purposes, including, without limitation, repayment of outstanding debt, acquisitions, developments, investments in joint ventures, capital expenditures, working capital and other general corporate purposes.

The Company will not initially receive any proceeds from any sales of Shares by a Forward Seller in connection with a Forward Sale Agreement. In the event of full physical settlement of a Forward Sale Agreement, which the Company expects to occur on or prior to the maturity date of such Forward Sale Agreement, the Company expects to receive aggregate cash proceeds equal to the product of the initial forward price under the Forward Sale Agreement less the commissions and other expenses described in the succeeding paragraph and the number of Shares underlying the Forward Sale Agreement, subject to the price adjustment and other provisions of the Forward Sale Agreement. If, however, the Company elects to cash settle or net share settle any Forward Sale Agreement, the Company would expect to receive an amount of proceeds that is significantly lower than the product set forth in the preceding sentence (in the case of any cash settlement) or will not receive any proceeds (in the case of any net share settlement), and the Company may owe cash (in the case of any cash settlement) or Shares (in the case of any net share settlement) to the relevant Forward Purchaser.

Each Agent will receive from the Company a commission of up to 1.50% of the gross sales price of all Shares sold through it as the Company’s sales agent under the Equity Distribution Agreement. The remaining sales proceeds, after deducting any expenses payable by the Company and any transaction fees imposed by any governmental, regulatory or self-regulatory organization in connection with the sales, will be the Company’s net proceeds from the sale of the Shares. In connection with each Forward Sale Agreement, the relevant Forward Seller will receive, reflected in a reduced initial forward price payable by the relevant Forward Purchaser under its Forward Sale Agreement, a commission of up to 1.50% of the sales price of all borrowed Shares sold during the applicable period by it as a Forward Seller.

A copy of the Equity Distribution Agreement. including the form of Forward Sale Agreement attached as Schedule 6 thereto, is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Equity Distribution Agreement and any Forward Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Agency Agreement, including the form of Forward Sale Agreement attached as Schedule 6 thereto, which is filed as Exhibit 1.1 hereto.

The legal opinion of Troutman Pepper Locke LLP relating to the legality of the Shares offered by the Prospectus Supplement and the legal opinion of Troutman Pepper Locke LLP with respect to certain tax matters are attached as Exhibit 5.1 and Exhibit 8.1, respectively, to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above relating to the Prior Program is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information about the issuance by the Operating Partnership of additional partnership units under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement, dated March 3, 2025, by and among the Company, the Operating Partnership and the Agents, Forward Sellers and Forward Purchasers party thereto
5.1	Opinion of Troutman Pepper Locke LLP regarding the legality of the Shares
8.1	Tax Opinion of Troutman Pepper Locke LLP
23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1)
23.2	Consent of Troutman Pepper Locke LLP (included in Exhibit 8.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary
Date: March 3, 2025

CUBESMART, L.P.

By CUBESMART, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary

Date: March 3, 2025